                                                                   EXHIBIT 10.28


                                 AVANTGO, INC.

                  SERIES D PREFERRED STOCK PURCHASE AGREEMENT
                  -------------------------------------------

     This Series D Preferred Stock Purchase Agreement (the "Agreement") is made
                                                            ---------
as of the 8/th/ day of March, 2000, by and between AvantGo, Inc., a Delaware corporation (the "Company") and the investors listed on Exhibit A attached
                  -------                               ---------
hereto (each a "Purchaser" and together, if more than one, the "Purchasers").
                ---------                                       ----------

     The parties hereby agree as follows:

     1.   Purchase and Sale of Preferred Stock.
          ------------------------------------

          1.1  Sale and Issuance of Series D Preferred Stock.
               ---------------------------------------------

               (a) The Company shall adopt and file with the Secretary of State of the State of Delaware on or before the Closing (as defined below) the Fifth Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit B (the "Restated Certificate").
---------       --------------------

               (b) Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the Closing and the Company agrees to sell and issue to each Purchaser at the Closing that number of shares of Series D Preferred Stock set forth opposite each such Purchaser's name on Exhibit A
                                                                 ---------
attached hereto at a purchase price of $8.36 per share. The shares of Series D Preferred Stock issued to the Purchaser pursuant to this Agreement shall be hereinafter referred to as the "Stock."
                                -----

          1.2  Closings; Delivery.
               ------------------

               (a)  The purchase and sale of the Stock (the "Closing") shall
                                                             -------
take place at the offices of Perkins Coie LLP, 135 Commonwealth Drive, Suite 250, Menlo Park, California, at 1:00 p.m., on March 8th, 2000, or at such other time and place as the Company and the Purchasers acquiring a majority of the Stock at the Closing mutually agree upon, orally or in writing (such date, the "Closing Date").
 ------------

               (b) At the Closing, the Company shall deliver to each Purchaser a certificate representing the Stock being purchased thereby against payment of the purchase price therefor by check or by wire transfer to the Company's bank account. The amount of Stock and the price per share are set forth opposite each Purchaser's name of Exhibit A hereto.
                    ---------

          1.3  Subsequent Sale of Series D Preferred Stock.  The Company may
               -------------------------------------------
sell up to the balance of the authorized number of shares of Series D Preferred Stock as of the Closing and not sold at the Closing to such purchasers as its Chief Executive Officer shall select at a price not less than $8.36 per share and on the same terms and conditions as provided in this Agreement and the Ancillary Agreements (as defined in this Section 1.3); provided (i) that the Company shall not without the consent of a majority of the Purchasers cause the sale of Stock in any subsequent sale pursuant to this Section 1.3 in such a manner as would cause the holders of Stock who do not also own shares of the Company's Series A Preferred Stock, Series B Preferred

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commision.

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Stock, Series C Preferred Stock or Common Stock to hold less than a majority of the then outstanding shares of Stock; and (ii) the agreement for sale and the transactions contemplated thereby are closed not later than thirty (30) days following the Closing. Any such purchaser shall become a party to (i) this Agreement; (ii) the Third Amended and Restated Investors' Rights Agreement in the form attached hereto as Exhibit D (the "Investors' Rights Agreement"); (iii)
                            ---------       ---------------------------
the Third Amended and Restated Right of First Refusal and Co-Sale Agreement in the form attached hereto as Exhibit E (the "Co-Sale Agreement"); and (iv) the
                            ---------       -----------------
Third Amended and Restated Voting Agreement in the form attached hereto as Exhibit F (the "Voting Agreement") (collectively with the Investors' Rights
---------       ----------------
Agreement and the Co-Sale Agreement, the "Ancillary Agreements"), and shall have the rights and obligations hereunder and thereunder.

     2.   Representations, Warranties and Covenants of the Company.  The Company
          --------------------------------------------------------
hereby represents, warrants and covenants to each Purchaser that, as of the Closing Date, except as set forth on a Schedule of Exceptions attached hereto as Exhibit C (the "Schedule of Exceptions"), which exceptions shall be deemed to be
---------       ----------------------
representations and warranties as if made hereunder:

          2.1  Organization, Good Standing and Qualification.  The Company is a
               ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as currently proposed to be conducted, to own and operate its properties and to execute and deliver this Agreement and the Ancillary Agreements. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, properties, financial condition or operating results (a "Material Adverse
                                                         ----------------
Effect").
------

          2.2  Capitalization.  The authorized capital of the Company consists,
               --------------
or will consist, immediately prior to the Closing, of:

               (a) 16,472,082 shares of Preferred Stock, of which (i) 4,434,156 have been designated Series A Preferred Stock, all of which are issued and outstanding immediately prior to the Closing, (ii) 3,301,886 have been designated Series B Preferred Stock, all of which are issued and outstanding immediately prior to the Closing, (iii) 3,736,040 have been designated Series C Preferred Stock, all of which are issued and outstanding immediately prior to the Closing, and (iv) 5,000,000 have been designated Series D Preferred Stock, none of which are issued and outstanding immediately prior to the Closing. The rights, privileges and preferences of the Preferred Stock are as stated in the Restated Certificate. All of the outstanding shares of Preferred Stock have been duly authorized, fully paid and are nonassessable and issued in compliance with all applicable federal and state securities laws.

               (b) 40,000,000 shares of Common Stock, 9,840,562 shares of which are issued and outstanding immediately prior to the Closing. All of the outstanding shares of Common Stock have been duly authorized, fully paid and are nonassessable and issued in compliance with all applicable federal and state securities laws. The Company has reserved (i) 16,472,082 shares of Common Stock for issuance upon conversion of the Preferred Stock and (ii) 9,213,600 shares of Common Stock for issuance to officers, directors, employees and consultants

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of the Company under the Company's 1997 Stock Option Plan (the "1997 Plan"), of
which (A) options to purchase 4,311,958 shares of Common stock are issued and outstanding, (B) options to purchase 3,278,562 shares of Common Stock have been exercised and are included in the Company's outstanding Common Stock, (C) options to purchase 1,187,080 shares are available for future issuance under the 1997 Plan and (D) 436,000 shares were exercised and subsequently repurchased by the Company and are not available for reissuance under the 1997 Plan.

          (c) Except for (i) conversion privileges of the Preferred Stock, (ii) outstanding options issued pursuant to the 1997 Plan, (iii) the rights of first refusal set forth in the Investors Rights Agreement and Co-Sale Agreement, and
(iv) options, warrants, rights or agreements set forth in Section 2.2 of the Schedule of Exceptions, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock.

          (d) On the Closing, and except as set forth on the Schedule of Exceptions, the holders of Series A Stock, Series B Stock, Series C Stock and Series D Stock will not have any rights or privileges other than as reflected in the stock purchase agreements relating to such series of Preferred Stock (the "Prior Purchase Agreements"), the Ancillary Agreements, and the Restated
 -------------------------
Certificate.

     2.3  Subsidiaries.  Except as set forth on the Schedule of Exceptions,
          ------------
the Company does not currently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

     2.4  Authorization.  All corporate action on the part of the Company,
          -------------
its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, and the Ancillary Agreements (collectively, the "Agreements"), the performance of all obligations of the
                    ----------
Company hereunder and thereunder and the authorization, issuance and delivery of the Stock and the Common Stock issuable upon conversion of the Stock (together, the "Securities") has been taken or will be taken prior to the Closing, and the
     ----------
Agreements, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (b) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

     2.5  Valid Issuance of Securities.  The Stock that is being issued to
          ----------------------------
the Purchasers hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement and applicable state and federal securities laws. Based in part upon the representations of the Purchasers in this Agreement and subject to the provisions of

Section 2.6 below, the Stock will be issued in compliance with all applicable federal and state securities laws and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption. The Common Stock issuable upon conversion of the Stock (the "Conversion Shares") has been duly and validly reserved for issuance, and
      -----------------
upon issuance in accordance with the terms of the Restated Certificate, shall be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement and applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws.

          2.6  Governmental Consents.  No consent, approval, order or
               ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, other applicable state securities laws and Regulation D of the Securities Act of 1933, as amended (the "Securities Act").
                                         --------------

          2.7  Litigation.  There is no action, suit, proceeding or
               ----------
investigation pending or, to the best of the Company's knowledge, currently threatened against the Company or any of its subsidiaries that questions the validity of the Agreements or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in a Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or any of its subsidiaries currently pending or which the Company or any of its subsidiaries intends to initiate.

          2.8  Patents and Trademarks.  To its knowledge, the Company owns or
               ----------------------
possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for its business as now conducted and as currently proposed to be conducted without any conflict with, or infringement of, the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has received no notice of any communications alleging that the Company has violated or, by conducting its business as currently proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights or processes of any other person or entity. To its knowledge, no person has the right to assert any claims against the Company regarding the Company's use of or rights to its patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interest of the Company or that would conflict with the Company's business as currently proposed to be conducted. Neither the execution or delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as currently proposed, will, to the best of the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated. The Company does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company.

          2.9  Compliance with Other Instruments.
               ---------------------------------

               (a) The Company is not in violation or default of any provisions of its Restated Certificate or Bylaws or of any mortgage, indenture, agreement, instrument, judgment, order, writ, decree or contract to which it is a party or by which it or any of its properties are bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of the Agreements and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or default or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any mortgage, pledge, lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or of its assets or properties.

               (b) To its knowledge, the Company has avoided every condition, and has not performed any act, the occurrence of which would result in the Company's loss of any right granted under any license, distribution agreement or other agreement.

          2.10 Agreements; Action.
               ------------------

               (a) Except for the Agreements, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

               (b) Except as provided in the Agreement and the Ancillary Agreements, there are no agreements, judgments, orders, writs, decrees, understandings, instruments, contracts or proposed transactions to which the Company or any of its subsidiaries is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of, or payments to, the Company or any of its subsidiaries in excess of, $25,000, (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company or any of its subsidiaries, or (iii) the grant of rights to manufacture, produce, assemble, license, market, or sell its products to any other person or affect the Company's exclusive right to develop, manufacture, assemble, distribute, market or sell its products.

               (c) Neither the Company nor any of its subsidiaries has (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $25,000 or in excess of $100,000 in the aggregate, (iii) made any loans or advances to any person, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

               (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

               (e) To its knowledge, the Company has performed all material obligations required to be performed by it as of the date hereof under any material agreement to which the Company is a party or to which it is bound. The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Restated Certificate or Bylaws, that adversely affects its business as now conducted or currently proposed to be conducted, its properties or its financial condition. To the Company's knowledge, each such agreement is in full force and effect, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (b) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws, except where such unenforceability would not have a Material Adverse Effect.

          2.11 Disclosure.  The Company has fully provided the Purchasers with
               ----------
all the information which the Purchasers have requested for deciding whether to acquire the Stock and all information which the Company believes is reasonably necessary to enable the Purchasers to make such a decision (collectively, the "Business Materials"). No representation or warranty of the Company contained
-------------------
in this Agreement and the exhibits attached hereto or in any certificate furnished or to be furnished to Purchasers at the Closing (when read together) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. To the best of the Company's knowledge, after reasonable investigation, there are no facts which (individually or in the aggregate) materially adversely affect the Company that have not been set forth in this Agreement, the Exhibits hereto, the Ancillary Agreements or in other documents delivered to the Purchasers or their attorneys or agents or to counsel to Lead Investor in connection herewith or therewith.

          2.12  No Conflict of Interest.  The Company is not indebted, directly
                -----------------------
or indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business. None of the Company's officers or directors, or any members of their immediate families, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company's stock) or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company except that officers, directors and/or stockholders of the Company may own stock in (but not exceeding two percent of the outstanding capital stock of) any publicly traded companies that may compete with the Company. To the best of the Company's knowledge, none of the Company's officers or directors or any members of their immediate families are, directly or indirectly, interested in or party to any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

          2.13  Rights of Registration and Voting.  Except as contemplated in
                ---------------------------------
the Investors' Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity. To the best of the Company's knowledge, except as contemplated in the Voting Agreement, no stockholders of the Company have entered into any agreements with respect to the voting of capital shares of the Company.

          2.14  Title to Property and Assets.  The Company owns and has good and
                ----------------------------
marketable title to its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances, mortgages or security interests. All facilities, machinery, equipment, fixtures, vehicles and other properties owned or leased by the Company are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are currently being used.

          2.15  Manufacturing and Marketing Rights.  The Company has not granted
                ----------------------------------
rights to manufacture, produce, assemble, license, market, or sell its products to any other person and is not bound by any agreement that affects the Company's exclusive right to develop, manufacture, assemble, distribute, market or sell its products.

          2.16  Financial Statements.  The Company has delivered to each
                --------------------
Purchaser its unaudited financial statements (balance sheet and statements of operations, and statement of cash flows) as of December 31, 1999 and for the fiscal year ended December 31, 1999 (the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other, except that the Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition, operating results and cash flows of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. Except as set forth in the

Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 1999 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition, operating results or cash flows of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

          2.17  Changes.  Since December 31, 1999, there has not been:
                -------

                (a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse to the assets, financial condition or operations of the Company;

                (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, prospects, financial condition or operating results of the Company (as such business is presently conducted and as it is currently proposed to be conducted);

                (c) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

                (d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the business, properties, prospects or financial condition of the Company (as such business is presently conducted and as it is currently proposed to be conducted);

                (e) any material change to a material contract or agreement by which the Company or any of its assets is bound or subject;

                (f) any material change in any compensation arrangement or agreement with any key employee, officer, director or stockholder;

                (g) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

                (h) any resignation or termination of employment of any officer or key employee of the Company; and the Company, to the best of the Company's knowledge, does not know of any impending resignation or termination of employment of any such officer or key employee;

                (i) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

                (j) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

                (k) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

                (l) any declaration, setting aside or payment or other distribution in respect to any of the Company's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

                (m) to the best of the Company's knowledge, any other event or condition of any character that might materially and adversely affect the business, properties, prospects or financial condition of the Company (as such business is presently conducted and as it is currently proposed to be conducted); or

                (n) any arrangement or commitment by the Company to do any of the things described in this Section 2.17.

          2.18  Employee Benefit Plans.  The Company does not have any Employee
                ----------------------
Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

          2.19  Tax Returns and Payments.  The Company has filed all tax returns
                ------------------------
and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due. There is no pending dispute with any taxing authority relating to any of such returns and the Company has not received notice of any proposed liability for any tax to be imposed upon the properties or assets of the Company.

          2.20  Labor Agreements and Actions.  The Company is not bound by or
                ----------------------------
subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the best of the Company's knowledge, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a Material Adverse Effect on the assets, properties, financial condition, operating results, cash flow, or business of the Company (as such business is presently conducted and as it is currently proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The employment of each officer and employee of the Company is terminable at the will of the Company. To its knowledge, the Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment. To the best of the Company's knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement, or any other agreement relating to the right of such individual to be employed by, or to contract with, the Company because of the nature of the business to be conducted by the Company; and the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent contractors will not result in any such violation. The Company has not received any notice from any previous or current employee, consultant or other individual alleging that such violation has occurred. The Company is not aware that any officer or employee critical to the future success of the Company, or that any group of such employees, intends to terminate their employment with the Company, nor does the Company intend to terminate the employment of any of the foregoing.

          2.21  Proprietary Information and Inventions Agreements.  Each
                -------------------------------------------------
employee, consultant and officer of the Company has executed an agreement with the Company regarding confidentiality and proprietary information substantially in the form or forms delivered to the counsel for the Purchasers. The Company, after reasonable investigation, is not aware that any of its employees or consultants is in violation thereof, and the Company will use its best efforts to prevent any such violation. All consultants to or vendors of the Company with access to confidential information of the Company are parties to a written agreement substantially in the form or forms provided to counsel for the Purchasers under which, among other things, each such consultant or vendor is obligated to maintain the confidentiality of confidential information of the Company. The Company, after reasonable investigation, is not aware that any of its consultants or vendors are in violation thereof, and the Company will use its best efforts to prevent any such violation.

          2.22  Permits.  The Company and each of its subsidiaries has all
                -------
franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company and believes that it can obtain, without undue burden or expense, any similar authority for the conduct of its business as currently conducted and as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

          2.23  Corporate Documents.  The Restated Certificate and Bylaws of the
                -------------------
Company are in the form provided to counsel for the Purchasers. The copy of the minute books of the Company provided to the Purchasers' counsel contains minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the date of incorporation and reflects all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes accurately in all material respects.

          2.24  Real Property Holding Corporation.  The Company is not a United
                ---------------------------------
States real property holding corporation within the meaning of Internal Revenue Code Section 897(c)(2) and any regulations promulgated thereunder.

          2.25  Qualified Small Business Stock.  The Company represents and
                ------------------------------
warrants to the Purchasers that, to the best of its knowledge, the Stock should qualify as "Qualified Small Business Stock" as defined in Section 1202(c) of the
            ------------------------------
Internal Revenue Code of 1986, as amended as of the date hereof.

          2.26  Year 2000 Compatibility.  The Company has experienced no
                -----------------------
disruptions in its business operations as a result of the inability of its, its customers or its vendors' information systems to process date and time date from, into and beyond the year 2000 (the "Year 2000 Problem"). The Company has fully implemented all measures it has deemed necessary to address the Year 2000 Problem. To the Company's knowledge, all of the Company's products currently available to license to third parties record, store, process, calculate and present calendar dates falling on or after January 1, 2000, and calculate any information dependent on or relating to such dates in the same manner and with the same functionality, data, integrity and performance as the products record, store, process, calculate and present calendar dates on or before December 31, 1999, or calculate any information dependent on or relating to such dates. Notwithstanding the foregoing, the parties acknowledge and agree that the Company's products are dependent on hardware and software developed and supplied by third parties and the foregoing representation does not apply to such third party hardware and software.

     3.   Representations and Warranties of the Purchasers.  Each Purchaser,
          ------------------------------------------------
severally and not jointly, hereby represents and warrants to the Company that:

          3.1  Authorization.  The Agreements, when executed and delivered by
               -------------
the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies, or
(b) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

          3.2  Purchase Entirely for Own Account.  This Agreement is made with
               ---------------------------------
the Purchaser in reliance upon the Purchaser's representation to the Company, which by the Purchaser's execution of this Agreement, the Purchaser hereby confirms, that the Stock to be acquired by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Stock. The Purchaser represents that it has full power and authority to enter into this Agreement. The Purchaser has not been formed for the specific purpose of acquiring the Stock.

          3.3  Disclosure of Information.  The Purchaser has had an opportunity
               -------------------------
to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Stock with the Company's management and has had an opportunity to review the Company's facilities. The Purchaser understands that such discussions, as well as the written information issued by the Company, were intended to describe the aspects of the Company's business which it believes to be material. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investors to rely thereon.

          3.4  Restricted Securities.  The Purchaser understands that the Stock
               ---------------------
has not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the Stock constitutes "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Stock indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Stock for resale except as set forth in the Investors' Rights Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Stock, and on requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

          3.5  No Public Market.  The Purchaser understands that no public
               ----------------
market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Stock.

          3.6  Legends.  The Purchaser understands that the Stock and any
               -------
securities issued in respect of or exchange for the Stock, may bear one or all of the following legends:

               (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

               (b) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

          3.7  Accredited Investor.  The Purchaser is an accredited investor as
               -------------------
defined in Rule 501(a) of Regulation D promulgated under the Act.

          3.8  Foreign Investors.  If the Purchaser is not a United States
               -----------------
person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Stock or any use of this

Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Stock, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Stock. Such Purchaser's subscription and payment for and continued beneficial ownership of the Stock, will not violate any applicable securities or other laws of the Purchaser's jurisdiction.

     4.   Conditions of the Purchasers' Obligations at Closing.  The obligations
          ----------------------------------------------------
of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

          4.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Company contained in Section 2 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

          4.2  Performance.  The Company shall have performed and complied with
               -----------
all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          4.3  Compliance Certificate.  The President of the Company shall
               ----------------------
deliver to the Purchasers at the Closing a certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

          4.4  Qualifications.  All authorizations, approvals or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

          4.5  Opinion of Company Counsel.  The Purchasers shall have received
               --------------------------
from Perkins Coie LLP, counsel for the Company, an opinion, dated as of the Closing, in substantially the form of Exhibit G.
                                      ---------

          4.6  Board of Directors.  As of the Closing, the Board shall be
               ------------------
comprised of Chris Hollenbeck, Felix Lin, Linus Upson, Peter H. Ziebelman, Robert Lesko, Gregory Waldorf, Jeff Webber and Richard Owen, with one vacancy.

          4.7. Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Purchasers' special counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request. This may include, without limitation, good standing certificates and certification by the Company's Secretary regarding the Company's Certificate of Incorporation and Bylaws and Board of Director and stockholder resolutions approving the transactions contemplated by this Agreement.

          4.8  Proprietary Information and Employee Stock Purchase Agreements.
               --------------------------------------------------------------
Each employee of and consultant to the Company shall have entered into a Proprietary Information and Inventions Agreement in the form previously provided to counsel for the Purchasers. Each holder of Common Stock of the Company shall have entered into an Employee Stock Purchase Agreement in the form previously provided to counsel for the Investors.

          4.9  Bylaws.  The Bylaws of the Company shall provide that the Board
               ------
of Directors of the Company shall consist of nine (9) persons.

          4.10 Investors' Rights Agreement.  The Company and each of the
               ---------------------------
parties thereto shall have executed and delivered the Investors' Rights
Agreement.

          4.11 Co-Sale Agreement.  The Company and each of the parties thereto
               -----------------
shall have executed and delivered the Co-Sale Agreement.

          4.12 Voting Agreement.  The Company and each of the parties thereto
               ----------------
shall have executed and delivered the Voting Agreement.

          4.13 Restated Certificate.  The Company shall have filed the Restated
               --------------------
Certificate with the Secretary of State of Delaware on or prior to the Closing Date, which shall continue to be in full force and effect as of the Closing Date.

     5.   Conditions of the Company's Obligations at Closing. The obligations of
          --------------------------------------------------
the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

          5.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of each Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          5.2  Performance.  All covenants, agreements and conditions contained
               -----------
in this Agreement to be performed by the Purchasers on or prior to the Closing shall have been performed or complied with in all material respects.

          5.3  Qualifications.  All authorizations, approvals or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

     6.   Miscellaneous.
          -------------

          6.1  Survival of Warranties.  The warranties, representations and
               ----------------------
covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchasers or the Company.

          6.2  Transfer; Successors and Assigns.  The terms and conditions of
               --------------------------------
this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          6.3  Governing Law.  This Agreement and all acts and transactions
               -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          6.4  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          6.5  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          6.6  Notices.  Any notice required or permitted by this Agreement
               -------
shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight
(48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth below or on Exhibit A hereto, or as subsequently
                                         ---------
modified by written notice, and (a) if to the Company, with a copy to Perkins Coie LLP, 135 Commonwealth Drive, Suite 250, Menlo Park, California 94025 fax
(650) 752-6050, Attn: Ralph L. Arnheim III or (b) if to the Purchasers, with a copy to Shartsis, Friese & Ginsburg, L.L.P., Attn: Steven O. Gasser, One Maritime Plaza, 18th Floor, San Francisco, CA 94111, fax (415) 421-2922.

          6.7  Finder's Fee.  Each party severally represents that it neither is
               ------------
nor will be obligated for any finder's fee or commission in connection with this transaction. Each Purchaser agrees to severally indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          6.8  Fees and Expenses.  The Company shall pay the reasonable fees and
               -----------------
expenses of one counsel for the Purchasers, incurred with respect to this Agreement, the documents referred to herein and the transactions contemplated hereby and thereby (such fees not to exceed $20,000.00).

          6.9   Attorney's Fees.  If any action at law or in equity (including
                ---------------
arbitration) is necessary to enforce or interpret the terms of any of the Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          6.10  Amendments and Waivers.  Any term of this Agreement may be
                ----------------------
amended only with the written consent of the Company and the holders of at least a majority of the Common Stock issued or issuable upon conversion of the Stock, provided if such amendment adversely affects the Stock held by a non-consenting holder in a manner different than securities issued to the consenting Purchasers, then such amendment shall require the consent of such adversely-affected holder. Any amendment or waiver effected in accordance with this
Section 6.10 shall be binding upon the Purchasers and each transferee of the Stock (or the Common Stock issuable upon conversion thereof), each future holder of all such securities, and the Company.

          6.11  Severability.  If one or more provisions of this Agreement are
                ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

          6.12  Delays or Omissions.  No delay or omission to exercise any
                -------------------
right, power or remedy accruing to any holder of any of the Stock, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

          6.13  Entire Agreement.  This Agreement, and the documents referred to
                ----------------
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

          6.14  Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH ARE
                ------------------------
THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE

RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

          6.15  Confidentiality.  Each party hereto agrees that, except with the
                ---------------
prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of its obligations hereunder or the ownership of Stock purchased hereunder. The provisions of this Section 6.15 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by and among any of the parties hereto with respect to the transactions contemplated hereby, provided, however, that this Section 6.15 is not intended to supercede the provisions of any separate nondisclosure agreement executed by and among any of the parties hereto with respect to transactions not contemplated hereby.

          6.16  Exculpation Among Purchasers.  Each Purchaser acknowledges that
                ----------------------------
it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Securities.


                           [Signature Pages Follow]

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By: /s/ Richard Owen
                                        -----------------------------------
                                        Richard Owen,
                                        Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA  94402


                                    PURCHASER:


                                    _______________________________________
                                    (Purchaser Name)

                                    By: ___________________________________

                                    Name: _________________________________

                                    Title: ________________________________

                                    Address: ______________________________

                                    _______________________________________

                                    Fax: __________________________________


         SIGNATURE PAGE TO SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                                    THE GOLDMAN SACHS GROUP, INC.



                                    By: /s/ Richard Friedman
                                        ------------------------------------

                                    Name: Richard Friedman
                                          ----------------------------------

                                    Title: Vice President
                                           ---------------------------------


                                    STONE STREET FUND 2000, L.P.
                                    By: Stone Street 2000, L.L.C., its general
                                    partner


                                    By: /s/ Richard Friedman
                                        ------------------------------------

                                    Name: Richard Friedman
                                          ----------------------------------

                                    Title: Vice President
                                           ---------------------------------


                                    BRIDGE STREET SPECIAL OPPORTUNITIES FUND
                                    2000, L.P.
                                    By: Bridge Street Special Opportunities
                                    2000, L.L.C., it general partner



                                    By: /s/ Richard Friedman
                                        -------------------------------------

                                    Name: Richard Friedman
                                          -----------------------------------

                                    Title:  Vice President
                                            ---------------------------------



                                    GOLDMAN SACHS INVESTMENTS LIMITED



                                    By: /s/ Jerry Truzzolino
                                        --------------------------------------

                                    Name: Jerry Truzzolino
                                          ------------------------------------

                                    Title: Vice President
                                           -----------------------------------

         SIGNATURE PAGE TO SERIES D PREFERRED STOCK PURCHASE AGREEMENT

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By: _____________________________________
                                        Richard Owen,
                                        Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA  94402


                                    PURCHASER:


                                    Ford Motor Company
                                    -----------------------------------------
                                    (Purchaser Name)

                                    By: /s/ Kathryn S. Lamping
                                        -------------------------------------

                                    Name: Kathryn S. Lamping
                                          -----------------------------------

                                    Title: Assistant Secretary
                                           ----------------------------------

                                    Address: 1 American Road
                                             --------------------------------

                                             Dearborn, MI  48126-2798
                                             --------------------------------

                                    Fax: [******]
                                         ------------------------------------


         SIGNATURE PAGE TO SERIES D PREFERRED STOCK PURCHASE AGREEMENT

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By: ___________________________________
                                        Richard Owen,
                                        Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA 94402


                                    PURCHASER:


                                    Imagine Health, Inc.
                                    ------------------------------------------
                                    (Purchaser Name)

                                    By: /s/ William J. Dawson
                                        --------------------------------------

                                    Name: William J. Dawson
                                          ------------------------------------

                                    Title: Vice President
                                           -----------------------------------

                                    Address: c/o Kesson HBOC, Inc.
                                             ---------------------------------

                                             One Post Street
                                             ---------------------------------

                                             San Francisco, CA 94104
                                             ---------------------------------

                                    Fax: [******]
                                         --------------------------------------

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By:____________________________________
                                       Richard Owen,
                                       Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA 94402


                                    PURCHASER:


                                    American Express Travel Related Services
                                    Company, Inc.
                                    ----------------------------------------
                                    (Purchaser Name)

                                    By: /s/ Pierrie Beckert
                                        -------------------------------------

                                    Name: Pierrie Beckert
                                          -----------------------------------

                                    Title: SVP, Interactive Investments
                                           ----------------------------------

                                    Address: 200 Vesey Street, 31/st/ Floor
                                             --------------------------------

                                             New York, NY 10285-3116
                                    -----------------------------------------

                                    Fax:    [******]
                                            ---------------------------------

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By:_____________________________________
                                       Richard Owen,
                                       Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA 94402


                                    PURCHASER:


                                    Pinnacle Ventures
                                    -----------------------------------------
                                    (Purchaser Name)

                                    By: /s/ Christopher J. Schaepe
                                        -------------------------------------

                                    Name: Christopher J. Schaepe
                                          -----------------------------------

                                    Title: Principal
                                           ----------------------------------

                                    Address:  373 First Street
                                              -------------------------------

                                              Los Altos, CA 94022
                                    -----------------------------------------

                                    Fax: [******]
                                         ------------------------------------

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By:________________________________________
                                       Richard Owen,
                                       Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA 94402


                                    PURCHASER:


                                    Jeffrey T. Webber
                                    -------------------------------------------
                                    (Purchaser Name)

                                    By: /s/ Jeffrey T. Webber
                                       ----------------------------------------

                                    Name:______________________________________

                                    Title:_____________________________________

                                    Address:  1717 Embarcadero Road, Suite 2000
                                              ---------------------------------
                                              Palo Alto, CA 94303
                                    -------------------------------------------

                                    Fax:_______________________________________

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By:________________________________________
                                       Richard Owen,
                                       Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA 94402


                                    PURCHASER:


                                    Joseph F. Brilando
                                    -------------------------------------------
                                    (Purchaser Name)

                                    By: /s/ Joseph F. Brilando
                                        ---------------------------------------

                                    Name:______________________________________

                                    Title:_____________________________________

                                    Address:  1717 Embarcadero Road, Suite 2000
                                              ---------------------------------
                                              Palo Alto, CA 94303
                                    -------------------------------------------

                                    Fax: [******]
                                         --------------------------------------

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By:______________________________________
                                       Richard Owen,
                                       Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA 94402


                                    PURCHASER:


                                    C. Woodrow Rea Jr.
                                    ------------------------------------------
                                    (Purchaser Name)

                                    By:  /s/ C. Woodrow Rea Jr.
                                         -------------------------------------

                                    Name:_____________________________________

                                    Title:____________________________________

                                    Address:  [******]
                                              ---------------------------------

                                              [******]
                                    -------------------------------------------

                                    Fax: [******]
                                         --------------------------------------

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By: ___________________________________
                                        Richard Owen,
                                        Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA 94402


                                    PURCHASER:


                                    RBW Investments, LLC
                                    --------------------------------------------
                                    (Purchaser Name)

                                    By:  BW Management, LLC, its general partner
                                         ---------------------------------------

                                    By:  /s/ Joseph F. Brilando
                                         ---------------------------------------

                                    Name:  Joseph F. Brilando
                                           -------------------------------------

                                    Title:  Managing Director
                                            ------------------------------------

                                    Address:  1717 Embarcadero Road, Suite 2000
                                              ---------------------------------
                                              Palo Alto, CA 94303
                                    -------------------------------------------

                                    Fax: [******]
                                         --------------------------------------

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By:______________________________________
                                       Richard Owen,
                                       Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA 94402


                                    PURCHASER:


                                    The Entrepreneurs' Growth Fund, L.P.
                                    ------------------------------------------
                                    (Purchaser Name)

                                    By:  BW Management II, LLC, its general
                                         -------------------------------------
                                         partner
                                         -------

                                    By:  /s/ C. Woodrow Rea Jr.
                                         -------------------------------------

                                    Name:  C. Woodrow Rea Jr.
                                           ------------------------------------

                                    Title:  Managing Director
                                            -----------------------------------

                                    Address:  1717 Embarcadero Road, Suite 2000
                                              ---------------------------------
                                              Palo Alto, CA 94303
                                    -------------------------------------------

                                    Fax: [******]
                                         --------------------------------------

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By:____________________________________
                                       Richard Owen,
                                       Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA 94402


                                    PURCHASER:


                                    The Entrepreneurs' Fund II, L.P.
                                    ----------------------------------------
                                    (Purchaser Name)

                                    By:  BW Management II, LLC, its general
                                         -------------------------------------
                                         partner
                                         -------

                                    By:  /s/ C. Woodrow Rea Jr.
                                         --------------------------------------

                                    Name:  C. Woodrow Rea Jr.
                                           ------------------------------------

                                    Title:  Managing Director
                                            -----------------------------------

                                    Address:  1717 Embarcadero Road, Suite 2000
                                              ---------------------------------
                                              Palo Alto, CA 94303
                                    -------------------------------------------

                                    Fax: [******]
                                         -------------------------------------

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By:________________________________________
                                       Richard Owen,
                                       Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA 94402


                                    PURCHASER:


                                    The Entrepreneurs' Fund, L.P.
                                    --------------------------------------------
                                    (Purchaser Name)

                                    By:  BW Management, LLC, its general partner
                                         ---------------------------------------

                                    By:  /s/ Joseph F. Brilando
                                         ---------------------------------------

                                    Name:  Joseph F. Brilando
                                           -------------------------------------

                                    Title:  Managing Director
                                            ------------------------------------

                                    Address:  1717 Embarcadero Road, Suite 2000
                                              ----------------------------------
                                              Palo Alto, CA 94303
                                    --------------------------------------------


                                    Fax: [******]
                                         ---------------------------------------

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By:_________________________________________
                                       Richard Owen,
                                       Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA 94402


                                    PURCHASER:


                                    H&Q AvantGo Investors, L.P.
                                    --------------------------------------------
                                    (Purchaser Name)

                                    By:  H&Q Management Corp.
                                         ---------------------------------------

                                    By:  /s/ Jackie Berterretche
                                         ---------------------------------------

                                    Name:  Jackie Berterretche
                                           -------------------------------------

                                    Title:  Attorney-In-Fact
                                            ------------------------------------

                                    Address:   One Bush Street
                                               ---------------------------------

                                               San Francisco, CA 49104
                                    --------------------------------------------


                                    Fax: [******]
                                         ---------------------------------------

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By:________________________________________
                                       Richard Owen,
                                       Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA 94402


                                    PURCHASER:


                                    Adobe Ventures II, LLC
                                    --------------------------------------------
                                    (Purchaser Name)

                                    By:  Adobe Venture Management II, LLC
                                         ---------------------------------------

                                    By:  /s/ Jackie Berterretche
                                         ---------------------------------------

                                    Name:  Jackie Berterretche
                                           -------------------------------------

                                    Title:  Attorney-In-Fact
                                            ------------------------------------

                                    Address:  One Bush Street
                                              ----------------------------------

                                              San Francisco, CA 94104
                                    --------------------------------------------


                                    Fax: [******]
                                         ---------------------------------------

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By:_______________________________________
                                       Richard Owen,
                                       Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA 94402


                                    PURCHASER:


                                    Sleepy Hollow Investment Partnership, L.P.
                                    -------------------------------------------
                                    (Purchaser Name)

                                    By:  Fayez Sarofim Investment Partnership
                                         --------------------------------------
                                         No. 5, L.P.
                                         -----------

                                    By:  /s/ Raye G. White
                                         ---------------------------------------

                                    Name:  (Mrs.) Raye G. White
                                           -------------------------------------

                                    Title:  Executive Vice President of the
                                            ------------------------------------
                                            Managing General Partner, FSI No.2
                                            ------------------------------------
                                            Corporation
                                            -----------

                                    Address: P. O. Box 52830
                                             -----------------------------------

                                             Houston, TX 77052-2830
                                    --------------------------------------------


                                    Fax: [******]
                                         ---------------------------------------

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By:_________________________________________
                                       Richard Owen,
                                       Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA 94402


                                    PURCHASER:


                                    21/st/ Century Internet Fund, L.P.
                                    --------------------------------------------
                                    (Purchaser Name)

                                    By:  /s/ Peter H. Ziebelman
                                         ---------------------------------------

                                    Name:  Peter H. Ziebelman
                                           -------------------------------------

                                    Title:______________________________________

                                    Address:____________________________________

                                    ____________________________________________
                                    Fax:________________________________________

         SIGNATURE PAGE TO SERIES D PREFERRED STOCK PURCHASE AGREEMENT